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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM 8-K/A

                                CURRENT REPORT

                               AMENDMENT NO. 1

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):            August 26, 1996

                             THE LOEWEN GROUP INC.
               (Exact Name of Registrant as Specified in Charter)


  British Columbia, Canada              1-12163                   98-0121376
  ------------------------              -------                   ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


      4126 Norland Avenue, Burnaby, British Columbia, CANADA      V5G 3S8
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          (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code     604-299-9321
                                                   ----------------------------


                                      N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          Exhibit 99.2 of Item 7 of the Registrant's Current Report on Form 8-K, dated August 26, 1996 and filed October 11, 1996 is refiled herewith in its entirety.

          EXHIBIT NO.     DESCRIPTION
          -----------     -----------

          Exhibit 99.2 Put/Call Agreement, dated as of August 26, 1996, among Blackstone Capital Partners II Merchant Banking Fund L.P., Blackstone Offshore Capital Partners II L.P., Blackstone Family Investment Partnership II L.P., PSI Management Direct L.P., Loewen Group International, Inc. and The Loewen Group Inc.

                                     2

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                                  SIGNATURE


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:      October 29, 1996
                                            THE LOEWEN GROUP INC.



                                            By: /s/ PETER S. HYNDMAN
                                                ------------------------------
                                            Name:   Peter S. Hyndman
                                            Title:  Corporate Secretary


                                      3


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                             INDEX TO EXHIBITS


          EXHIBIT NO.     DESCRIPTION
          -----------     -----------


          99.2 Put/Call Agreement, dated as of August 26, 1996, among Blackstone Capital Partners II Merchant Banking Fund L.P., Blackstone Offshore Capital Partners II L.P., Blackstone Family Investment Partnership II L.P., PSI Management Direct L.P., Loewen Group International, Inc. and The Loewen Group Inc.